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                                                               EXHIBIT (8)(a)(i)
                                                        DATED: DECEMBER 16, 1996



                         SCHEDULE A TO CUSTODY AGREEMENT
                    BETWEEN THE PARKSTONE GROUP OF FUNDS AND
     UNION BANK OF CALIFORNIA, N.A. (FORMERLY THE BANK OF CALIFORNIA, N.A.)
                             DATED OCTOBER 18, 1991


-        Parkstone Prime Obligations Fund

-        Parkstone U.S. Government Obligations Fund

-        Parkstone Tax-Free Fund

-        Parkstone Mid Capitalization Fund (formerly the Parkstone Equity Fund)

-        Parkstone Equity Income Fund (formerly the Parkstone High Income Equity
         Fund)

-        Parkstone Small Capitalization Fund

-        Parkstone Bond Fund

-        Parkstone Municipal Bond Fund

-        Parkstone Limited Maturity Bond Fund

-        Parkstone Intermediate Government Obligations Fund

-        Parkstone Michigan Municipal Bond Fund

-        Parkstone Balanced Allocation Fund (formerly the Parkstone Balanced
         Fund)

-        Parkstone U.S. Government Income Fund

-        Parkstone International Discovery Fund

-        Parkstone Treasury Fund

-        Parkstone Municipal Investor Fund

-        Parkstone Emerging Markets Fund

-        Parkstone Large Capitalization Fund

-        Parkstone Conservative Allocation Fund

-        Parkstone Aggressive Allocation Fund

                                      THE PARKSTONE GROUP OF FUNDS


                                      By: /s/ Scott A. Englehart
                                          --------------------------------------
                                          Scott A. Englehart
                                          President


                                      UNION BANK OF CALIFORNIA, N.A. (formerly
                                      The Bank of California, N.A.)


                                      By: /s/ Toni Sarrica
                                          --------------------------------------
                                      Title: Vice President & Manager